UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2019

WESTERN MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35753 (Commission File Number)	46-0967367 (IRS Employer Identification No.)

1201 Lake Robbins Drive The Woodlands, Texas 77380-1046 (Address of principal executive office) (Zip Code)

(832) 636-6000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common units	WES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01 Other Events.

On February 28, 2019, Western Midstream Partners, LP (the “Partnership”), Western Midstream Operating, LP (“Western Midstream Operating”), Anadarko Petroleum Corporation (“Anadarko”) and certain of their affiliates consummated the transactions contemplated by that certain Contribution Agreement and Agreement and Plan of Merger (the “Merger Agreement”), dated November 7, 2018. In connection with the consummation of the transactions contemplated by the Merger Agreement, among other things, Clarity Merger Sub, LLC, a wholly owned subsidiary of the Partnership, merged with and into Western Midstream Operating, with Western Midstream Operating continuing as the surviving entity and a subsidiary of the Partnership (the “Merger”). Pursuant to the Merger Agreement, immediately prior to the Merger, Western Midstream Operating acquired substantially all of Anadarko’s remaining midstream assets (collectively, “AMA”), which are largely associated with Anadarko’s two premier U.S. onshore oil plays in the Delaware and DJ Basins. In connection with the closing of the Merger, (i) the Partnership changed its name from Western Gas Equity Partners, LP to Western Midstream Partners, LP and (ii) Western Midstream Operating changed its name from Western Gas Partners, LP to Western Midstream Operating, LP.
On December 17, 2018, the Partnership filed a Current Report on Form 8-K to include the audited and unaudited financial statements of AMA, the unaudited pro forma financial statements of the Partnership required by Items 9.01(a) and 9.01(b) of Form 8-K and certain exhibits under Item 9.01(d) of Form 8-K.
Due to Anadarko’s control of Western Midstream Operating through its ownership and control of the Partnership’s general partner, as well as a significant limited partner interest in Western Midstream Operating, the acquisition of AMA is considered a transfer of net assets between entities under common control. As such, the Partnership is required to recast its financial statements to include the activities of AMA as of the date of common control. The information set forth in Exhibit 99.1 included in this Current Report on Form 8-K gives retroactive effect to the acquisition of AMA as if the Partnership owned AMA for all periods presented.
The Partnership’s Form 10-K for the year ended December 31, 2018 (the “2018 Form 10-K”), as filed with the U.S. Securities and Exchange Commission on February 20, 2019, is hereby recast by this Current Report on Form 8-K as follows:

•	the selected Business and Properties sections included herein on Exhibit 99.1 supersede the corresponding sections in Part I, Items 1 and 2 of the 2018 Form 10-K;

•	the Selected Financial and Operating Data included herein on Exhibit 99.1 supersedes Part II, Item 6 of the 2018 Form 10-K;

•	the Management’s Discussion and Analysis of Financial Condition and Results of Operations included herein on Exhibit 99.1 supersedes Part II, Item 7 of the 2018 Form 10-K;

•	the Quantitative and Qualitative Disclosures About Market Risk included herein on Exhibit 99.1 supersedes Part II, Item 7A of the 2018 Form 10-K; and

•
the Financial Statements and Supplementary Data included herein on Exhibit 99.1 supersedes Part II, Item 8 of the 2018 Form 10-K, except for the Report of Management, Management’s Assessment of Internal Control over Financial Reporting and the Report of Independent Registered Public Accounting Firm with regard to internal control over financial reporting, included on pages 116 and 117 of the 2018 Form 10-K, which are not impacted by this Current Report on Form 8-K.

There have been no revisions or updates to any other sections of the 2018 Form 10-K other than the revisions noted above. Except for disclosures related to the Merger, the items included in Exhibit 99.1 to this Current Report on Form 8-K do not reflect events occurring after the filing of the 2018 Form 10-K or modify or update any related disclosures. This Current Report on Form 8-K should be read in conjunction with the 2018 Form 10-K, and any references herein to Items 1 and 2 under Part I and Items 6, 7, 7A and 8 under Part II of the 2018 Form 10-K refer to Exhibit 99.1 to this Current Report on Form 8-K. As of the date of this Current Report on Form 8-K, future references to the Partnership’s historical financial statements should be made to this Current Report as well as the Partnership’s and Western Midstream Operating’s future current, quarterly and annual reports on Form 8-K, Form 10-Q and Form 10-K, respectively.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
23.1*	Consent of KPMG LLP.
99.1*
Revised items from Form 10-K of Western Midstream Partners, LP for the year ended December 31, 2018: Business and Properties (Items 1 and 2), Selected Financial and Operating Data (Item 6), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7), Quantitative and Qualitative Disclosures About Market Risk (Item 7A), and Financial Statements and Supplementary Data (Item 8).

101.INS*	XBRL Instance Document.
101.SCH*	XBRL Schema Document.
101.CAL*	XBRL Calculation Linkbase Document.
101.DEF*	XBRL Definition Linkbase Document.
101.LAB*	XBRL Label Linkbase Document.
101.PRE*	XBRL Presentation Linkbase Document.

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN MIDSTREAM PARTNERS, LP

		By:	Western Midstream Holdings, LLC, its general partner

Dated:	May 17, 2019	By:	/s/ Jaime R. Casas
Jaime R. Casas Senior Vice President, Chief Financial Officer and Treasurer

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